UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2009

China Agro Sciences Corp.
(Exact name of registrant as specified in its charter)

Florida	000-49687	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Xinanyao Street, Jinzhou District, Dalian, Liaoning Province, PRC 116100
 (Address of principal executive offices) (zip code)

(212) 232-0120
(Registrant's telephone number, including area code)

–––––––––––––––– Copies to: Richard I. Anslow, Esq. Kristina L. Trauger, Esq. Yarona Liang, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

In connection with the share exchange agreement dated August 21, 2009 (the “Share Exchange”) entered into with China HGS Investment Inc.(“China HGS”), on September 23, 2009, we dismissed Paritz & Company (the “Paritz”) as our independent registered public accounting firm. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(a)	(i)	Paritz was terminated as our independent registered public accounting firm effective on September 23, 2009.
(ii)
For the two most recent fiscal years ended September 30, 2008 and 2007, Paritz’s report on the financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than for a going concern.

	(iii)	The termination of Paritz was approved by our Board of Directors.
(iv)
We and Paritz did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the fiscal years ended September 30, 2008 and 2007, and subsequent interim period from October 1, 2008 through the date of dismissal, which disagreements, if not resolved to the satisfaction of Paritz, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

	(v)	During our fiscal years ended September 30, 2008 and 2007, and subsequent interim period from October 1, 2008 through the date of dismissal, we did not experience any reportable events.

(b)		We intend to engage a new independent registered public accounting firm and will disclose the appointment on a Form 8K within four (4) business days of such appointment.
(i)
We have not consulted with any other auditor regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with any other auditor regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

	(ii)	We did not have any disagreements with Paritz and therefore did not discuss any past disagreements with Paritz.

(c)
We have requested Paritz to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us regarding Paritz. Attached hereto as Exhibit 16.1 is a copy of Paritz’s letter to the SEC dated September 23, 2009.

Item 8.01                  Other Information

Pursuant to the Share Exchange, our wholly owned subsidiary, China HGS has adopted our fiscal year end of September 30.

Exhibits
16.1	Letter dated September 23, 2009, Paritz & Company, P.A. regarding their concurrence with the statements made by the Registrant in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2009	China Agro Sciences Corp., a Florida corporation

/s/ Zhengquan Wang
Zhengquan Wang
Chief Executive Officer